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                                EXHIBIT 10.14.1

                         ROBERTS REALTY INVESTORS, INC.
                                  AMENDMENT TO
                                DEALER AGREEMENT
                                     DATED
                                NOVEMBER 1, 1995

                                                                  April 19, 1996

Spalding & Company
Two Ravinia Drive
Suite 380
Atlanta, Georgia 30346

Ladies and Gentlemen:

     The undersigned, Roberts Realty Investors, Inc., a corporation formed pursuant to the laws of the State of Georgia (the "Company"), hereby confirms its agreement with you as follows:

     1. INTRODUCTION.

     A. The parties hereto entered into that certain Dealer Agreement dated November 1, 1995 (the "Agreement"), pursuant to which the Company has offered for sale a total of 631,580 shares of its Common Stock, $.01 par value (the "Shares"), through you, a member of the National Association of Securities Dealers, Inc. (the "NASD"). (All defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.) The offering is being made in accordance with the Prospectus of the Company dated November 1, 1995, as supplemented (the "Prospectus").

     B. Subscriptions for all 631,580 Shares have been deposited into escrow, the Initial Closing of the offering has occurred, and the Company desires to increase the number of shares offered to a total of 736,850 Shares and extend the termination date of the offering from April 30, 1996 to May 10, 1996.

     C. Spalding & Company and the Company desire to evidence their agreement that Spalding & Company will continue to participate in the offering and sell the additional 105,270 Shares to be offered in the offering.

     2. AGREEMENT.

     A. The Company and Spalding & Company agree and acknowledge that the minimum 442,200 Shares have been sold in the offering and that the Initial Closing occurred on March 29, 1996.



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     B. Spalding & Company and the Company agree that Spalding & Company shall sell the additional 105,270 Shares to be offered in the offering pursuant to the terms of the Agreement, which shall remain in full force and effect except as modified hereby (a) to increase the number of Shares offered from 631,580 Shares to 736,850 Shares; and (b) to replace all references to "April 30, 1996" with "May 10, 1996."

     If the foregoing correctly sets forth our understanding, please so indicate in the space below for that purpose and return this Amendment to the Company at 8010 Roswell Road, Suite 120, Atlanta, Georgia 30350, and, upon approval and acceptance by the Company, this letter shall constitute a binding agreement among us.

                                   Very truly yours,

                                   ROBERTS REALTY INVESTORS, INC.,
                                   a Georgia corporation


                                   By: /s/  Charles S. Roberts
                                      ----------------------------------------
                                      Charles S. Roberts, Chairman of the Board
                                      of Directors, Chief Executive Officer, and
                                      President



                                   Agreed and Accepted:

                                   SPALDING & COMPANY


                                   By: /s/  Madeline D. Salter
                                      --------------------------------------
                                      Madeline D. Salter, President


                                   Agreed and Accepted, for purposes of Section
                                   7 of the Agreement only:

                                   ROBERTS PROPERTIES RESIDENTIAL, L.P.,

                                   By:  Roberts Realty Investors, Inc., Its
                                        General Partner


                                   By: /s/  Charles S. Roberts
                                       ---------------------------------------
                                       Charles S. Roberts, Chairman of the Board
                                       of Directors, Chief Executive Officer,
                                       and President


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